THIS DEBENTURE, AND THE SECURITIES INTO WHICH IT IS CONVERTIBLE (COLLECTIVELY, THE "SECURITIES"), HAVE NOT BEEN REGISTERED WITH THE UNITED STATES SECURITIES EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE. THE SECURITIES ARE BEING OFFERED PURSUANT TO A SAFE HARBOR FROM REGISTRATION UNDER REGULATION S AND/OR REGULATION D PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). THE SECURITIES ARE "RESTRICTED" AND MAY NOT BE OFFERED OR SOLD IN THE UNITED STATES OR TO U.S. PERSONS (AS SUCH TERM IS DEFINED IN REGULATION S PROMULGATED UNDER THE ACT) UNLESS THE SECURITIES ARE REGISTERED UNDER THE ACT, PURSUANT TO REGULATION S AND/OR REGULATION D OR PURSUANT TO AVAILABLE EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND THE COMPANY WILL BE PROVIDED WITH OPINION OF COUNSEL OR OTHER SUCH INFORMATION AS IT MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH EXEMPTIONS ARE AVAILABLE. FURTHER HEDGING TRANSACTION INVOLVING THE SECURITIES MAY NOT BE MADE EXCEPT IN COMPLIANCE WITH THE ACT.


                            DEBENTURE

                       UNICO, INCORPORATED

                     8% Convertible Debenture

                      Due November 26, 2004

No. 02                                                             $125,000.00

      This Debenture is issued by UNICO INCORPORATED, an Arizona corporation (the "Company"), and KENTAN LIMITED CORP. (together with its permitted successors and assigns, the "Holder") pursuant to exemptions from registration
under the Securities Act of 1933, as amended.   This Debenture is issued in
replacement of a similar Debenture issued to the Holder for the same principal amount bearing the same date, in order to correct certain errors in the first Debenture such as an incorrect due date and incorrect par value for the Company's common stock.

                            ARTICLE I.

      Section 1.01 Principal and Interest. For value received on May 26, 2004, the Company hereby promises to pay to the order of Holder in lawful money of the United States of America and in immediately available funds the principal sum of $125,000.00, together with interest on the unpaid principal of this Debenture at the rate of eight percent (8%) per year (computed on the basis of the 365-day year and the actual days elapsed) from the date of this Debenture until paid. At the Company's option, the entire principal amount and all accrued interest shall be either (a) paid to the Holder on or before the due date of this Debenture or (b) converted in accordance with Section
1.02 herein.

      Section 1.02 Optional Conversion. The Holder is entitled, at its option, to convert, at any time and from time to time, until payment in full of this Debenture, all or any part of the principal amount of this Debenture, plus accrued interest, into shares (the "Conversion Shares") of the Company's common stock, par value $0.10 per share ("Common Stock"), at a price per share equal to fifty percent (50%) of the closing bid price of the Common Stock on the date that the Company receives notice of conversion. To convert this debenture, the Holder shall deliver written notice (the "Conversion Notice") thereof, such Conversion Notice containing such information necessary including amount of conversion and number of shares, to the Company at its address set forth herein. The date upon which the conversion shall be effective (the "Conversion Date") shall be deemed to be the date set forth in the Conversion Notice. The Conversion Shares shall be delivered to the Holder at the address indicated herein.

      The Company is entitled, at its option, to convert, at any time and from time to time, until payment in full of this Debenture, all or any part of the principal amount of this Debenture, plus accrued interest, into shares (the "Conversion Shares") of the Company's common stock, par value $0.10 per share ("Common Stock"), at a price per share equal to fifty percent (50%) of the closing bid price of the Common Stock on the date that the Company issues such notice of conversion. To convert this debenture, the Company shall deliver written notice (the "Conversion Notice") thereof, such Conversion Notice containing such information necessary including amount of conversion and number of shares, to the Holder at its address set forth herein. The date upon which the conversion shall be effective (the "Conversion Date") shall be deemed to be the date set forth in the Conversion Notice. The Conversion Shares shall be delivered to the Holder at the address indicated herein.

      Section 1.03 Reservation of Common Stock. The Company shall reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of this Debenture, such number of shares of Common Stock as shall from time to time be sufficient to effect such conversion, based on the Conversion Price. If at any time the Company does not have a sufficient number of Conversion Shares authorized and available, then the Company shall call and hold a special meeting of its stockholders within sixty (60) days of that time for the sole purpose of increasing the number of authorized shares of Common Stock.

      Section 1.04 Registration Rights. The Company is obligated to register the resale of the Conversion Shares under the Securities Act of 1933, as amended, or provide Holder with an appropriate exemption from registration.

      Section 1.05 Interest Payments. The interest so payable will be paid at the time of maturity or conversion to the person in whose name this Debenture is registered. At the time such interest is payable, the Company, in its sole discretion, may elect to pay interest in cash or in the form of Common Stock. If paid in Common Stock, the amount of stock to be issued shall be calculated in accordance with the formula and procedure set forth in
Section 1.02 above.

      Section 1.06 Right of Redemption. The Company shall have the right to redeem, with thirty (30) business days advance notice to the Holder, any or all outstanding Debentures remaining in its sole discretion ("Right of Redemption"). The redemption price shall be equal to 100% of the face amount of the Debenture redeemed plus all accrued interest ("Redemption Price").

      Section 1.07 Subordinated Nature of Debenture. This Debenture and all payments hereon, including principal or interest, shall be subordinated and junior in right of payment to all accounts payable of the Company incurred in the ordinary course of business and/or bank debt of the Company not to exceed $30,000.


                           ARTICLE II.

      Section 2.01 Amendments and Waiver of Default. The Debenture may be amended with the consent of Holder. Without the consent of Holder, the Debenture may be amended to cure any ambiguity, defect or inconsistency, to provide assumption of the Company obligations to the Holder or to make any change that does not adversely affect the rights of the Holder.

                           ARTICLE III.

      Section 3.01 Events of Default. An Event of Default is defined as follows: (a) failure by the Company to pay amounts due hereunder within fifteen (15) days of the date of maturity of this Debenture; (b) failure by the Company for thirty (30) days after notice to it to comply with any of its other agreements in the Debenture; (c) events of bankruptcy or insolvency; (d) a breach by the Company of its obligations under the Registration Rights Agreement which is not cured by the Company within ten (10) days after receipt of written notice thereof. The Holder may not enforce the Debenture except as provided herein.

      Section 3.02 Failure to Issue Unrestricted Common Stock. As indicated above, a breach by the Company under its obligation under the Registration Rights Agreement shall be deemed an Event of Default, which if not cured with ten (10) days, shall entitle the Holder accelerated full payment of all debentures outstanding. The Company acknowledges that failure to honor a Notice of Conversion shall cause hardship to the Holder.

                           ARTICLE IV.

      Section 4.01 Anti-dilution. In the event that the Company shall at any time subdivide the outstanding shares of Common Stock, or shall issue a stock dividend on the outstanding Common Stock, the Conversion Price in effect immediately prior to such subdivision of the issuance of such dividend shall be proportionately decreased and, in the event that the Company shall at any time combine the outstanding shares of Common stock, the Conversion price in effect immediately prior to such combination shall be proportionally increased, effective at the close of business on the date of such subdivision, dividend or combination as the case may be.

                            ARTICLE V.

      Section 5.01 Notice. Notices regarding this debenture shall send to the parties at the following addresses, unless a party notifies the other parties, in writing, of a change of address:

If to the Company:        Unico, Incorporated
                          6475 Grandview Avenue
                          Magalia, CA 95954
                          Telephone: (530) 873-4394
                          Attn:  Ray Brown, President


If to the Holder:         Kentan Limited Corp.
                          BCM Cape Building
                          Leeward Highway
                          Providenciales
                          Turks and Caicos, BWI
                          Attn:  Hugh O'Neill

      Section 5.02 Governing Law. This Debenture shall be deemed to be made under and shall be construed in accordance with the laws of the State of California without giving effect to the principals of conflict of the laws thereof. Each of the parties consents to the jurisdiction of the U.S. District Court sitting in the District of the State of California or the state courts of the State of California sitting in Riverside in connection with any dispute arising under this debenture and hereby waives, to the maximum extent permitted by law, any objection, including the objection based on forum non conveniens to the bringing of any such proceeding in such jurisdictions.

      Section 5.03 Severability. The invalidity of any of the provisions of this Debenture shall not invalidate or otherwise affect any of the other provisions of this Debenture, which shall remain in full force effect.

      Section 5.04 Entire Agreement and Amendments. This Debenture represents the entire agreement between the parties hereto with respect to the subject matter hereof and there are no representations, warranties or commitments, except as set forth herein. This Debenture may be amended only by an instrument in writing executed by the parties hereto.

      Section 5.05 Counterparts. This Debenture may be executed in multiple counterparts, each of which shall be an original, but all of which shall be deemed to constitute and instrument.

IN WITNESS WHEREOF, with the intent to legally bound hereby, the Company has executed this Debenture as of the date first written above.

                              UNICO, INCORPORATED

                                   /s/ Ray C. Brown
                              By:___________________________
                              Name: Ray C. Brown
                              Title: Chief Executive Officer